                          ASSIGNMENT AND BILL OF SALE

        THIS ASSIGNMENT AND BILL OF SALE, dated the 5th day of December, 1994, by and between TYLER PIPELINE, INC., a West Virginia corporation, hereinafter referred to as "Assignor" and "Seller", and TRANS ENERGY, INC., a Nevada corporation, hereinafter referred to as "Assignee" and "Buyer".

        WHEREAS, the parties hereto, desire to consummate the assignment and sale of leasehold estates consisting of approximately 1578.65 acres, as set forth in Exhibit A attached and incorporated by this reference upon the assignment of all right, title and interest in and to those certain leasehold estates as set forth in Exhibit A attached hereto and incorporated by this reference.

        NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, Seller hereby grants and conveys unto Buyer, without any representation of title, all of Seller's right, title and interest in and to those certain leasehold estates identified on Exhibit A hereto subject to the following:

        1. Seller covenants that it is authorized to execute this instrument in accord with its own by-laws and covenants. Buyer, by the execution hereof accepts the leasehold without any representation of title, either expressed or implied.

        2. From and after the effective date of this Assignment and Bill of Sale, Buyer shall be responsible for complying with the terms and conditions of the leaseholds hereby assigned and further agrees to indemnify Seller from any costs and expenses due to the Buyer's breach of the terms and conditions of said agreements.

        3. This instrument, either by specifically setting such element forth or by incorporation, includes all the terms and conditions of the transfer contemplated by the parties.

        IN WITNESS WHEREOF, the parties hereto have caused their corporate name to be signed by a duly authorized officer of said corporations.

        3. This instrument, either by specifically setting such element forth or by incorporation, includes all the terms and conditions of the transfer contemplated by the parties.
        IN WITNESS WHEREOF, the parties hereto have caused their corporate name to be signed by a duly authorized officer of said corporations.

                                                TYLER PIPELINE. INC.

Witness:                                        BY: /s/ Mark D. Woodburn
/s/ JANET L. WOODBURN                               ------------------------
                                                Its: V-P
[SIGNATURE APPEARS HERE]                            ------------------------


                                                TRANS ENERGY INC.

Witness:                                        By: /s/ LOREN E. BAGLEY
/s/ JANET L. WOODBURN                               -----------------------
                                                Its: President
[SIGNATURE APPEARS HERE]                             -----------------------


STATE OF WEST VIRGINIA,
COUNTY OF PLEASANTS, TO-WIT:

        The foregoing instrument was acknowledged before me this 14th day of October 1994, by Mark Woodburn, Vice President of Tyler Pipeline, Inc., a West Virginia corporation, on behalf of said corporation.

        My commission expires: Feb 11, 1997
                               ------------------------

                               [SIGNATURE APPEARS HERE]
[SEAL]                         ------------------------
                                     Notary Public
STATE OF WEST VIRGINIA,
COUNTY OF PLEASANTS, TO-WIT:

        The foregoing instrument was acknowledged before me this 14th day of October 1994, by Loren E. Bagley, President of Trans Energy, Inc. a Nevada corporation, on behalf of said corporation.

        My commission expires: Feb 11, 1997
                               ------------------------

                               [SIGNATURE APPEARS HERE]
[SEAL]                         ------------------------
                                     Notary Public


(This instrument was prepared by Tyler Pipeline, Inc., 210 Second Street, St. Marys, WV 26170)

                                  EXHIBIT "A"


                                                                                                                    RECORDING
LESSOR                                LESSEE             LEASE DATE         ACRES          COUNTY/TOWNSHIP          BOOK/PAGE

Thomas T. Stout, Trust         Tyler Pipeline, Inc.      04/21/94           136.00      Pickaway/Washington         31/109

Thomas T. Stout, Trust         Tyler Pipeline, Inc.      04/21/94            79.93      Pickaway/Washington         31/99

Thomas T. Stout, Trust         Tyler Pipeline, Inc.      04/21/94           123.87      Pickaway/Washington         31/104

Mary Irene Younkin, Et al      Tyler Pipeline, Inc.      03/11/94           100.10      Pickaway/Pickaway           30/543

John S. and Jaquelyn Wright    Tyler Pipeline, Inc.      03/07/94           238.50      Pickaway/Pickaway           30/461

Donald D. & Pauline Schaal     Tyler Pipeline, Inc.      03/11/94           248.00      Pickaway/Pickaway           30/545

Springhaven Farm Corporation   Tyler Pipeline, Inc.      04/11/94           280.00      Pickaway/Pickaway           30/457

David L. and Sandra V.
 Pritchard                     Tyler Pipeline, Inc.      02/28/94            51.73      Pickaway/Pickaway           30/459

Maxine L. Poling               Tyler Pipeline, Inc.      03/11/94           215.12      Pickaway/Pickaway           30/547

Mary Ann Hildreth              Tyler Pipeline, Inc.      03/29/94           105.40      Pickaway/Pickaway           30/739

                          ASSIGNMENT AND BILL OF SALE

        THIS ASSIGNMENT AND BILL OF SALE, dated the 14th day of October, 1994, by and between TYLER PIPELINE, INC., a West Virginia corporation, hereinafter referred to as "Assignor" and "Seller", and TRANS ENERGY, INC., a Nevada corporation, hereinafter referred to as "Assignee" and "Buyer".

        WHEREAS, the parties hereto, desire to consummate the assignment and sale of leasehold estates consisting of approximately 985.29 acres, as set forth
                                                      ------
in Exhibit A attached and incorporated by this reference upon the assignment of all right, title and interest in and to those certain leasehold estates as set forth in Exhibit A attached and incorporated by this reference. Said leasehold interest were acquired by Tyler Pipeline, Inc., Assignor by virtue of an Assignment and Bill of Sale from Eastern American Energy to Tyler Pipeline, Inc., dated the 28th day of January 1994.

        NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, Seller hereby grants and conveys unto Buyer, without any representation of title, all of Seller's right, title and interest in and to those certain leasehold estates identified on Exhibit A hereto subject to the following:

        1. Seller covenants that it is authorized to execute this instrument in accord with its own by-laws and covenants.Buyer, by the execution hereof accepts the leasehold without any representation of title, either expressed or implied.

        2. From and after the effective date of this Assignment and Bill of Sale, Buyer shall be responsible for complying with the terms and conditions of the leaseholds hereby assigned and further agrees to indemnify Seller from any costs and expenses due to the Buyers breach of the terms and conditions of said agreements.

        3. This instrument, either by specifically setting such element forth or by incorporation, includes all the terms and conditions of the transfer contemplated by the parties.

        IN WITNESS WHEREOF, the parties hereto have caused their corporate name to be signed by a duly authorized officer of said corporations.

                                                TYLER PIPELINE, INC.

Witness:                                        BY: /s/ Mark D. Woodburn
[SIGNATURE APPEARS HERE]                            ------------------------
                                                Its: V-P
/s/ JANET WOODBURN                                  ------------------------


                                                TRANS ENERGY INC.

Witness:                                        By: /s/ LOREN E. BAGLEY
[SIGNATURE APPEARS HERE]                            ------------------------
                                                Its: President
/s/ JANET WOODBURN                                  -----------------------

STATE OF WEST VIRGINIA,
COUNTY OF PLEASANTS, TO-WIT:

        The foregoing instrument was acknowledged before me this 14th day of October 1994, by Mark Woodburn, Vice President of Tyler Pipeline, Inc., a West Virginia corporation, on behalf of said corporation.

        My commission expires: Feb 11, 1997
                               ------------------------

                               [SIGNATURE APPEARS HERE]
[SEAL]                         ------------------------
                                     Notary Public

STATE OF WEST VIRGINIA,
COUNTY OF PLEASANTS, TO-WIT:

        The foregoing instrument was acknowledged before me this 14th day of October 1994, by Loren E. Bagley, President of Trans Energy, Inc. a Nevada corporation, on behalf of said corporation.

        My commission expires: Feb 11, 1997
                               ------------------------

                               [SIGNATURE APPEARS HERE]
[SEAL]                         ------------------------
                                     Notary Public


(This instrument was prepared by Tyler Pipeline, Inc., 210 Second Street, St. Marys, WV 26170)

                                  EXHIBIT "A"

                                                                                                RECORDING
LESSOR                           LESSEE           LEASE DATE   ACRES     COUNTY/TOWNSHIP        BOOK/PAGE
William Green, et ux         Eastern American     04/06/93     64.10     Pickaway/Washington     28/536
                             Energy Corp.

Betty Jane McCoy             Eastern American     03/31/93    153.20     Pickaway/Washington     28/532
                             Energy Corporation

Richard T. Seiner, et ux     Eastern American     03/31/93     73.00     Pickaway/Washington     28/508
                             Energy Corp.

Robert E. Foster, et ux      Eastern American     03/31/93     93.00     Pickaway/Washington     28/500
                             Energy Corp.

Ronald Bigham, et ux         Eastern American     03/31/93     94.00     Pickaway/Washington     28/512
                             Energy Corp.

Wilbur E. Mast, et al        Eastern American     03/31/93     90.15     Pickaway/Washington     28/516
                             Energy Corp.

Wilbur E. Mast, et al        Eastern American     03/31/93    169.15     Pickaway/Walnut         28/504
                             Energy Corp.

R. Wheeler Rittinger,        Eastern American     03/23/93    118.39     Pickaway/Washington     28/520
et ux                        Energy Corp.

Ray G. Wampler, et ux        Eastern American     03/30/93     81.30     Pickaway/Washington     28/528
                             Energy Corporation

John P. LaRue, et ux         Eastern American     03/23/93     49.00     Pickaway/Washington     28/524
                             Energy Corp.

                          ASSIGNMENT AND BILL OF SALE

     THIS ASSIGNMENT AND BILL OF SALE, dated the 14th day of October, 1994, by and between TYLER PIPELINE, INC., a West Virginia corporation, hereinafter referred to as "Assignor" and "Seller", and TRANS ENERGY, INC., a Nevada corporation, hereinafter referred to a "Assignee" and "Buyer".

     WHEREAS, the parties hereto, desire to consummate the assignment and sale of leasehold estates consisting of approximately 2768.98 acres, as set forth in
                                                 -------
Exhibit A attached and incorporated by this reference upon the assignment of all right, title and interest in and to those certain leasehold estates as set forth in Exhibit A attached hereto and incorporated by this reference. Said leasehold interest were acquired by Tyler Pipeline, Inc., Assignor by virtue of an Assignment and Bill of Sale from Eastern American Energy to Tyler Pipeline, Inc., dated the 28th day of January 1994.

     NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, Seller hereby grants and conveys unto Buyer, without any representation of title, all of Seller's right, title and interest in and to those certain leasehold estates identified on Exhibit A hereto subject to the following:

     1. Seller covenants that it is authorized to execute this instrument in accord with its own by-laws and covenants. Buyer, by the execution hereof accepts the leasehold without any representation of title, either expressed or implied.

     2. From and after the effective date of this Assignment and Bill of Sale, Buyer shall be responsible for complying with the terms and conditions of the leaseholds hereby assigned and further agrees to indemnify Seller from any costs and expenses due to the Buyers breach of the terms and conditions of said agreements.

        3. This instrument, either by specifically setting such element forth or by incorporation, includes all the terms and conditions of the transfer contemplated by the parties.

        IN WITNESS WHEREOF, the parties hereto have caused their corporate name to be signed by a duly authorized officer of said corporations.

                                                TYLER PIPELINE, INC.

Witness:                                        BY: /s/ Mark D. Woodburn
[SIGNATURE APPEARS HERE]                            ------------------------
                                                Its: V-P
/s/ JANET WOODBURN                                  ------------------------


                                                TRANS ENERGY INC.

Witness:                                        By: /s/ LOREN E. BAGLEY
[SIGNATURE APPEARS HERE]                            ------------------------
                                                Its: President
/s/ JANET WOODBURN                                  -----------------------

STATE OF WEST VIRGINIA,
COUNTY OF PLEASANTS, TO-WIT:

        The foregoing instrument was acknowledged before me this 14th day of October 1994, by Mark Woodburn, Vice President of Tyler Pipeline, Inc., a West Virginia corporation, on behalf of said corporation.

        My commission expires: Feb 11, 1997
                               ------------------------

                               [SIGNATURE APPEARS HERE]
[SEAL]                         ------------------------
                                     Notary Public

STATE OF WEST VIRGINIA,
COUNTY OF PLEASANTS, TO-WIT:

        The foregoing instrument was acknowledged before me this 14th day of October 1994, by Loren E. Bagley, President of Trans Energy, Inc. a Nevada corporation, on behalf of said corporation.

        My commission expires: Feb 11, 1997
                               ------------------------

                               [SIGNATURE APPEARS HERE]
[SEAL]                         ------------------------
                                     Notary Public


(This instrument was prepared by Tyler Pipeline, Inc., 210 Second Street, St. Marys, WV 26170)


                                  EXHIBIT "A"
                                                                                                                     RECORDING
LESSOR                          LESSEE                    LEASE DATE         ACRES          COUNTY/TOWNSHIP          BOOK/PAGE

Ruth E. Montelius *            Eastern American           05/19/92            307.00        Pickaway/Pickaway         27/790
                               Energy Corp.

Alan L. Gabriel, et. ux *      Eastern American           06/11/92            708.00        Pickaway/Pickaway         28/46
                               Energy Corp.

Arnold D. Gabriel,             Eastern American           07/08/92            704.00        Pickaway/Pickaway         28/58
et. ux *                       Energy Corp.

Mary Ruth Tolbert *            Eastern American           07/13/92            168.08        Pickaway/Pickaway         28/50
                               Energy Corp.

Nathan W. Wilson,              Eastern American           07/08/92            169.00        Pickaway/Pickaway         28/54
et ux*                         Energy Corp.

Nathan W. Wilson,              Eastern American           07/08/92            282.20        Pickaway/Pickaway         28/66
et ux *                        Energy Corp.

Donald F. Davis, et ux*        Eastern American           11/12/92             31.00        Pickaway/Pickaway         28/141
                               Energy Corp.

Albert E. Kershner,            Eastern American           11/11/92             49.00        Pickaway/Pickaway         28/145
et ux *                        Energy Corp.

Shirley Stant, et ux *         Eastern American           11/11/92            158.00        Pickaway/Pickaway         28/137
                               Energy Corp.

George B. Schneider,           Eastern American           11/11/92            192.70        Pickaway/Pickaway         28/219
et ux *                        Energy Corp.

                          ASSIGNMENT AND BILL OF SALE

        THIS ASSIGNMENT AND BILL OF SALE, dated the 14th day of October, 1994, by and between TYLER PIPELINE, INC., a West Virginia corporation, hereinafter referred to as "Assignor" and "Seller", and TRANS ENERGY, INC., a Nevada corporation, hereinafter referred to as "Assignee" and "Buyer".

        WHEREAS, the parties hereto, desire to consummate the assignment and sale of leasehold estates consisting of approximately 3383.62 acres, as set forth in Exhibit A attached and incorporated by this reference upon the assignment of all right, title and interest in and to those certain leasehold estates as set forth in Exhibit A attached hereto and incorporated by this reference. Said leasehold interests were acquired by Tyler Pipeline, Inc., Assignor by virtue of an Assignment and Bill of Sale from Eastern American Energy to Tyler Pipeline, Inc., dated the 28th day of January 1994.

        NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, Seller hereby grants and conveys unto Buyer, without any representation of title, all of Seller's right, title and interest in and to those certain leasehold estates identified on Exhibit A hereto subject to the following:

        1. Seller covenants that it is authorized to execute this instrument in accord with its own by-laws and covenants. Buyer, by the execution hereof accepts the leasehold without any representation of title, either expressed or implied.

        2. From and after the effective date of this Assignment and Bill of Sale, Buyer shall be responsible for complying with the terms and conditions of the leaseholds hereby assigned and further agrees to indemnify Seller from any costs and expenses due to the Buyer's breach of the terms and conditions of said agreements.

        3. This instrument, either by specifically setting such element forth or by incorporation, includes all the terms and conditions of the transfer contemplated by the parties.
        IN WITNESS WHEREOF, the parties hereto have caused their corporate name to be signed by a duly authorized officer of said corporations.

                                        TYLER PIPELINE, INC.
Witness: /s/****************            BY:  /s/ Mark D. Woodburn
                                           -------------------------------------
/s/ Janet L. Woodburn                   Its:  V-P
                                            ------------------------------------


                                        TRANS ENERGY INC.
Witness:                                BY: /s/ Loren E. Bagley
                                           -------------------------------------
/s/ ******************                  Its:  President
                                            ------------------------------------
/s/ Janet L. Woodburn
STATE OF WEST VIRGINIA,
COUNTY OF PLEASANTS, TO-WIT:

        The foregoing instrument was acknowledged before me this 14th day of October 1994, by Mark Woodburn, Vice President of Tyler Pipeline, Inc., a West Virginia corporation, on behalf of said corporation.

        My commission expires:  Feb 11, 1997
                              -----------------------
                                /s/ Sheryl A. Lowther
                              ------------------------------
                                     Notary Public

[SEAL OF WEST VIRGINIA NOTARY PUBLIC APPEARS HERE]

STATE OF WEST VIRGINIA
COUNTY OF PLEASANTS, TO-WIT:

        The foregoing instrument was acknowledged before me this 14th day of October 1994, by Loren E. Bagley, President of Trans Energy, Inc. a Nevada corporation, on behalf of said corporation.

        My commission expires:  Feb 11, 1997
                              -----------------------
                                /s/ Sheryl A. Lowther
                              ------------------------------
                                     Notary Public

[SEAL OF WEST VIRGINIA NOTARY PUBLIC APPEARS HERE]

(This instrument was prepared by Tyler Pipeline, Inc., 210 Second Street, St. Marys, WV 26170)

                                 EXHIBIT "A"

                                                                                                          RECORDING
LESSOR                                LESSEE          LEASE DATE        ACRES       COUNTY/TOWNSHIP       BOOK/PAGE

Robert J. Rhoads, et ux*        Eastern American        01/14/93        118.22      Pickaway/Circleville  28/235
                                Energy Corp.

Howard A. Cossin, et ux *       Eastern American        02/02/93        203.00      Pickaway/Pickaway     28/247
                                Energy Corporation

William A. Hoffman, Jr.         Eastern American        02/16/93         71.00      Ross/Union            37/477
et ux *                         Energy Corp.

Val Farms, Inc., et al*         Eastern American        02/08/93      1,124.00      Ross/Union            37/621
                                Energy Corp.

Corcoran Family Co. *           Eastern American        02/16/93        593.00      Ross/Green            37/845
                                Energy Corp.

Andrew Corcoran, et al *        Eastern American        02/16/93        166.00      Ross/Union            37/645
et ux *                         Energy Corp.                                        Pickaway/Wayne

Canal Lands Company *           Eastern American        03/10/93        451.00      Ross/Union            37/629
                                Energy Corp.                                        Pickaway/Wayne

William C. Boulger,             Eastern American        04/23/93        225.00      Ross/Union            37/849
et ux *                         Energy Corp.

Kenneth E. Davis, et ux         Eastern American        12/16/92        234.40      Pickaway/Washington   28/183
                                Energy Corporation

Robert E. Clark, et ux          Eastern American        12/17/92        198.00      Pickaway/Washington   28/179
                                Energy Corp.

                          ASSIGNMENT AND BILL OF SALE

        THIS ASSIGNMENT AND BILL OF SALE, dated the 14th day of October, 1994, by and between TYLER PIPELINE, INC., a West Virginia corporation, hereinafter referred to as "Assignor" and "Seller", and TRANS ENERGY, INC., a Nevada corporation, hereinafter referred to as "Assignee" and "Buyer".

        WHEREAS, the parties hereto, desire to consummate the assignment and sale of leasehold estates consisting of approximately 1391.329 acres, as set forth in Exhibit A attached and incorporated by this reference upon the assignment of all right, title and interest in and to those certain leasehold estates as set forth in Exhibit A attached hereto and incorporated by this reference. Said leasehold interest were acquired by Tyler Pipeline, Inc., Assignor by virtue of an Assignment and Bill of Sale from Eastern American Energy to Tyler Pipeline, Inc., dated the 28th day of January 1994.

        NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, Seller hereby grants and conveys unto Buyer, without any representation of title, all of Seller's right, title and interest in and to those certain leasehold estates identified on Exhibit A hereto subject to the following:

        1. Seller covenants that it is authorized to execute this instrument in accord with its own by-laws and covenants. Buyer, by the execution hereof accepts the leasehold without any representation of title, either expressed or implied.

        2. From and after the effective date of this Assignment and Bill of Sale, Buyer shall be responsible for complying with the terms and conditions of the leasehold hereby assigned and further agrees to indemnify Seller from any costs and expenses due to the Buyers breach of the terms and conditions of said agreements.

        3. This instrument, either by specifically setting such element forth or by incorporation, includes all the terms and conditions of the transfer contemplated by the parties.

        IN WITNESS WHEREOF, the parties hereto have caused their corporate name to be signed by a duly authorized officer of said corporations.

                                                TYLER PIPELINE, INC.

Witness:                                        BY: /s/ Mark D. Woodburn
[SIGNATURE APPEARS HERE]                            ------------------------
                                                Its: V-P
/s/ JANET WOODBURN                               ------------------------


                                                TRANS ENERGY INC.

Witness:                                        By: /s/ LOREN E. BAGLEY
[SIGNATURE APPEARS HERE]                            ------------------------
                                                Its: President
/s/ JANET WOODBURN                                -----------------------

STATE OF WEST VIRGINIA,
COUNTY OF PLEASANTS, TO-WIT:

        The foregoing instrument was acknowledged before me this 14th day of October 1994, by Mark Woodburn, Vice President of Tyler Pipeline, Inc., a West Virginia corporation, on behalf of said corporation.

        My commission expires: Feb 11, 1997
                               ------------------------

                               [SIGNATURE APPEARS HERE]
[SEAL]                         ------------------------
                                     Notary Public

STATE OF WEST VIRGINIA,
COUNTY OF PLEASANTS, TO-WIT:

        The foregoing instrument was acknowledged before me this 14th day of October 1994, by Loren E. Bagley, President of Trans Energy, Inc. a Nevada corporation, on behalf of said corporation.

        My commission expires: Feb 11, 1997
                               ------------------------

                               [SIGNATURE APPEARS HERE]
[SEAL]                         ------------------------
                                     Notary Public


(This instrument was prepared by Tyler Pipeline, Inc., 210 Second Street, St. Marys, WV 26170)

                                 EXHIBIT "A"

                                                                                                          RECORDING
LESSOR                                LESSEE          LEASE DATE        ACRES       COUNTY/TOWNSHIP       BOOK/PAGE

James W. Kilman, et ux          Eastern American        04/18/93       553.759      Pickaway/Washington   28/693
                                Energy Corp.                                        Pickaway/Walnut

Charles E. McCoy, et ux         Eastern American        04/15/93        195.05      Pickaway/Washington   28/689
                                Energy Corporation

Marguerite L. Barthelmas        Eastern Mountain        12/20/89        160.63      Pickaway/Pickaway     26/752
                                Fuel, Inc.

Marilyn J. Barthelmas*          Eastern Mountain        04/23/93        160.63      Pickaway/Pickaway     28/540
(ratification)                  Fuel, Inc.

Sandi J. Barthelmas*            Eastern Mountain        04/23/93        160.63      Pickaway/Pickaway     28/542
(ratification)                  Fuel, Inc.

Barbara Jayne Moore, et vir*    Eastern Mountain        05/20/93        160.63      Pickaway/Pickaway     28/672
(ratification)                  Fuel, Inc.


                          ASSIGNMENT AND BILL OF SALE

        THIS ASSIGNMENT AND BILL OF SALE, dated the 14th day of October, 1994, by and between TYLER PIPELINE, INC., a West Virginia corporation, hereinafter referred to as "Assignor" and "Seller", and TRANS ENERGY, INC., a Nevada corporation, hereinafter referred to as "Assignee" and "Buyer".

        WHEREAS, the parties hereto, desire to consummate the assignment and sale of leasehold estates consisting of approximately 1368.85 acres, as set forth in Exhibit A attached and incorporated by this reference upon the assignment of all right, title and interest in and to those certain leasehold estates as set forth in Exhibit A attached hereto and incorporated by this reference. Said leasehold interest were acquired by Tyler Pipeline, Inc., Assignor by virtue of an assignment and Bill of Sale from Eastern American Energy to Tyler Pipeline, Inc., dated the 28th day of January 1994.

        NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, Seller hereby grants and conveys unto Buyer, without any representation of title, all of Seller's right, title and interest in and to those certain leasehold estates identified on Exhibit A hereto subject to the following:

        1. Seller covenants that it is authorized to execute this instrument in accord with its own by-laws and covenants. Buyer, by the execution hereof accepts the leasehold without any representation of title, either expressed or implied.

        2. From and after the effective date of this Assignment and Bill of Sale, Buyer shall be responsible for complying with the terms and conditions of the leasehold hereby assigned and further agrees to indemnify Seller from any costs and expenses due to the Buyers breach of the terms and conditions of said agreements.

        3. This instrument, either by specifically setting such element forth or by incorporation, includes all the terms and conditions of the transfer contemplated by the parties.

        IN WITNESS WHEREOF, the parties hereto have caused their corporate name to be signed by a duly authorized officer of said corporations.

                                                TYLER PIPELINE, INC.

Witness:                                        BY: /s/ Mark D. Woodburn
[SIGNATURE APPEARS HERE]                            ------------------------
                                                Its: V-P
/s/ JANET WOODBURN                                  ------------------------


                                                TRANS ENERGY INC.

Witness:                                        By: /s/ LOREN E. BAGLEY
[SIGNATURE APPEARS HERE]                            ------------------------
                                                Its: President
/s/ JANET WOODBURN                                  -----------------------

STATE OF WEST VIRGINIA,
COUNTY OF PLEASANTS, TO-WIT:

        The foregoing instrument was acknowledged before me this 14th day of October 1994, by Mark Woodburn, Vice President of Tyler Pipeline, Inc., a West Virginia corporation, on behalf of said corporation.

        My commission expires: Feb 11, 1997
                               ------------------------

                               [SIGNATURE APPEARS HERE]
[SEAL]                         ------------------------
                                     Notary Public

STATE OF WEST VIRGINIA,
COUNTY OF PLEASANTS, TO-WIT:

        The foregoing instrument was acknowledged before me this 14th day of October 1994, by Loren E. Bagley, President of Trans Energy, Inc. a Nevada corporation, on behalf of said corporation.

        My commission expires: Feb 11, 1997
                               ------------------------

                               [SIGNATURE APPEARS HERE]
[SEAL]                         ------------------------
                                     Notary Public


(This instrument was prepared by Tyler Pipeline, Inc., 210 Second Street, St. Marys, WV 26170)

                                 EXHIBIT "A"

                                                                                                          RECORDING
LESSOR                                LESSEE          LEASE DATE        ACRES       COUNTY/TOWNSHIP       BOOK/PAGE

Wayne L. Bower, et ux           Eastern American        12/16/92        266.00      Pickaway/Pickaway     28/195
                                Energy Corp.                                        Pickaway/Washington

Philip D. Reichelderfer,        Eastern American        12/17/92        192.00      Pickaway/Washington   28/191
et ux                           Energy Corporation

Donald E. Davis, et ux          Eastern American        12/14/92        236.00      Pickaway/Pickaway     28/187
                                Energy Corp.

Glenn G. McCoy, et ux           Eastern American        01/13/93        126.00      Pickaway/Washington   28/239
                                Energy Corp.

Ralph DeLong, et ux             Eastern American        01/13/93         40.25      Pickaway/Washington   37/845
                                Energy Corp.

Billy M. Huffman                Eastern American        01/18/93         27.60      Pickaway/Washington   28/227
                                Energy Corp.

Orville Gifford, et al          Eastern American        10/18/92        191.00      Pickaway/Pickaway     28/203
                                Energy Corp.                                        Pickaway/Wayne

Ronald L. List, et ux           Eastern American        02/01/93        137.00      Pickaway/Washington   28/243
                                Energy Corp.

John H. DeMint, et ux           Eastern American        02/17/93        104.00      Pickaway/Washington   28/272
                                Energy Corporation

John P. LaRue, et ux            Eastern American        03/23/93         49.00      Pickaway/Washington   28/140
                                Energy Corp.

                          ASSIGNMENT AND BILL OF SALE

        THIS ASSIGNMENT AND BILL OF SALE, dated the 14th day of October, 1994, by and between TYLER PIPELINE, INC., a West Virginia corporation, hereinafter referred to as "Assignor" and "Seller", and TRANS ENERGY, INC., a Nevada corporation, hereinafter referred to as "Assignee" and "Buyer".

        WHEREAS, the parties hereto, desire to consummate the assignment and sale of leasehold estates consisting of approximately 2900.55 acres, as set
                                                      -------
forth in Exhibit A attached and incorporated by this reference upon the assignment of all right, title and interest in and to those certain leasehold estates as set forth in Exhibit A attached hereto and incorporated by this reference. Said leasehold interest were acquired by Tyler Pipeline, Inc., Assignor by virtue of an Assignment and Bill of Sale from Eastern American Energy to Tyler Pipeline, Inc., dated the 28th day of January 1994.

        NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, Seller hereby grants and conveys unto Buyer, without any representation of title, all of Seller's right, title and interest in and to those certain leasehold estates identified on Exhibit A hereto subject to the following:

        1. Seller covenants that it is authorized to execute this instrument in accord with its own by-laws and covenants. Buyer, by the execution hereof accepts the leasehold without any representation of title, either expressed or implied.

        2. From and after the effective date of this Assignment and Bill of Sale, Buyer shall be responsible for complying with the terms and conditions of the leasehold hereby assigned and further agrees to indemnify Seller from any costs and expenses due to the Buyers breach of the terms and conditions of said agreements.

        3. This instrument, either by specifically setting such element forth or by incorporation, includes all the terms and conditions of the transfer contemplated by the parties.

        IN WITNESS WHEREOF, the parties hereto have caused their corporate name to be signed by a duly authorized officer of said corporations.

                                                TYLER PIPELINE, INC.

Witness:                                        BY: /s/ Mark D. Woodburn
[SIGNATURE APPEARS HERE]                            ------------------------
                                                Its: V-P
/s/ JANET L. WOODBURN                               ------------------------


                                                TRANS ENERGY INC.

Witness:                                        By: /s/ LOREN E. BAGLEY
[SIGNATURE APPEARS HERE]                            ------------------------
                                                Its: President
/s/ JANET L. WOODBURN                                -----------------------

STATE OF WEST VIRGINIA,
COUNTY OF PLEASANTS, TO-WIT:

        The foregoing instrument was acknowledged before me this 14th day of October 1994, by Mark Woodburn, Vice President of Tyler Pipeline, Inc., a West Virginia corporation, on behalf of said corporation.

        My commission expires: Feb 11, 1997
                               ------------------------

                               [SIGNATURE APPEARS HERE]
[SEAL]                         ------------------------
                                     Notary Public

STATE OF WEST VIRGINIA,
COUNTY OF PLEASANTS, TO-WIT:

        The foregoing instrument was acknowledged before me this 14th day of October 1994, by Loren E. Bagley, President of Trans Energy, Inc. a Nevada corporation, on behalf of said corporation.

        My commission expires: Feb 11, 1997
                               ------------------------

                               [SIGNATURE APPEARS HERE]
[SEAL]                         ------------------------
                                     Notary Public


(This instrument was prepared by Tyler Pipeline, Inc., 210 Second Street, St. Marys, WV 26170)

                                  EXHIBIT "A"

                                                                                                                      RECORDING
LESSOR                       LESSEE               LEASE DATE            ACRES          COUNTY/TOWNSHIP                BOOK/PAGE
Forrest E. Phillips,         Eastern Mountain     12/13/89               45.73        Pickaway/Pickaway               26/750
et ux/*/                     Fuel, Inc.

Martha Gerber Rittinger      Eastern Mountain     12/12/87               624.24       Pickaway/Pickaway               26/385
et al/*/                     Fuel, Inc.

Robert E. Rittinger/*/       Eastern Mountain     07/13/92               624.24       Pickaway/Pickaway               28/42
                             Fuel, Inc.

Hewitt Harmount, et ux/*/    Eastern Mountain     02/10/90               304.07       Pickaway/Pickaway               26/754
                             Fuel, Inc.

Emerson E. Wright, /*/       Eastern Mountain     02/10/90               348.17       Pickaway/Pickaway               26/742
et ux                        Fuel, Inc.

Terry E. Wright, et ux/*/    Eastern Mountain     02/10/90               122.00       Pickaway/Pickaway               26/746
                             Fuel, Inc.

Edward C Umsted, et ux/*/    Eastern Mountain     04/03/96               281.60       Pickaway/Pickaway               26/7
                             Fuel, Inc.

Robert B. Young, et ux/*/    Eastern Mountain     02/05/90               112.00       Pickaway/Pickaway               26/740
                             Fuel, Inc.

Nathan W. Wilson, et ux/*/   Eastern American     07/08/92               184.00       Pickaway/Pickaway               28/62
                             Energy Corporation

Robert D. Valentine          Eastern Mountain     12/05/87               254.50       Pickaway/Pickaway               26/394
et ux/*/                     Fuel, Inc


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